UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2004

PROTEIN DESIGN LABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19756	94-3023969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

34801 Campus Drive Fremont, California 94555
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 574-1400

Not Applicable
(Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

99.1                           Press Release, dated May 4, 2004, regarding the first quarter 2004 financial results of Protein Design Labs, Inc.

Exhibit 99.1 attached hereto (i) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (ii) shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language contained in such filing, except as shall be expressly set forth by specific reference in such filing, and (iii) shall not be deemed to be subject to the liabilities of Sections 11, 12(a)(2) or 18 of the Securities Act of 1933, as amended.

Item 12.  Results of Operations and Financial Condition.

On May 4, 2004, Protein Design Labs, Inc. (the “Company”) announced its financial results for the fiscal quarter ended March 31, 2004.  A copy of the Company’s press release relating to the financial results for the fiscal quarter ended March 31, 2004 is attached hereto as Exhibit 99.1.

The information furnished in this Item 12 and Exhibit 99.1 attached hereto (i) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (ii) shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language contained in such filing, except as shall be expressly set forth by specific reference in such filing, and (iii) shall not be deemed to be subject to the liabilities of Sections 11, 12(a)(2) or 18 of the Securities Act of 1933, as amended.

Use of Non-GAAP Financial Information

To supplement the information that is presented in accordance with U.S. generally accepted accounting principles (“GAAP”), in our historical information for the period presented as well as our forward-looking guidance in the press release and conference call, we provide certain non-GAAP financial measures that exclude from the directly comparable GAAP measures certain non-cash charges, including charges related to acquisitions such as acquired in-process research and development and amortization of workforce as well as stock compensation expense.  We believe that these non-GAAP measures enhance an investor’s overall understanding of our financial performance and future prospects by reconciling more closely to the actual cash expenses of the company in its operations as well as excluding expenses that in management’s view are unrelated to our core operations, the inclusion of which may make it more difficult for investors and financial analysts reporting on the company to compare our results from period to period.  Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as reported by the Company may not be comparable to similarly titled items reported by other companies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTEIN DESIGN LABS, INC.

Date: May 6, 2004	By:	/s/ Sergio Garcia-Rodriguez
Sergio Garcia-Rodriguez
Vice President, Legal, General Counsel and
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 4, 2004, regarding the first quarter 2004 financial results of Protein Design Labs, Inc.